Exhibit 99.1

CMS ENERGY

Exhibit 99.1

Investor Meeting

April 17, 2013

Cross Winds® Energy Park

Consumers Smart Energy Program

Gas Combined Cycle Plant

CMS ENERGY

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the

Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. Certain of these items have the potential to impact, favorably or unfavorably, the company’s reported earnings in 2013. The company is not able to estimate the impact of these matters and is not providing reported earnings guidance.

1

CMS ENERGY

Model Delivers . . . .

Above Average Return

EPSa Growth vs Peers

Future Return

Attractive dividend yield 4%

62% payout ratio

EPS growth rate 5%-7%

Driven by $7 billion

investment in regulated

Utility over next five years

Shareowner return 9%-11%

7%

4%

5%-7%

6%

4%

CMS Peers CMS Peers Ten-Year Growth Future

a Adjusted EPS (non-GAAP)

. . . . good,ood, future return opportunity.

2

CMS ENERGY

Near-Term Catalysts . . . .

Catalysts

Progress

1. Constructive regulation

2. Rate cases

3. Sales recovery

4. Capital investment

5. Gas Plant Certificate of Necessity (CON)

6. Credit rating upgrade

7. Growth self-funded

Governor’s energy speech supportive of 2008 Energy Law

Self-implemented $110 million March 19th

Michigan GDP up 3.3% in 2012

Ten-year visibility — $15 billion investment plan

Filing Spring 2013: Order 2014

Parent upgraded to investment grade; Utility upgraded as well NOLs and tax credits avoid need for block equity

. . . . progressrogress made, more opportunities ahead.

3

CMS ENERGY

CATALYST #1 – Constructive Regulation . . . .

Regulatory Improvements

Leadership

Governor’s energy speech supportive of 2008 Energy Law No opposition to electric “self-implementation” More efficient and effective processes

John Quackenbush, Chairman Appointed: 9/15/11 Term Ends: 7/2/17 Republican

Orjiakor Isiogu, Commissioner Appointed: 9/9/07 Term Ends: 7/2/13 Democrat

Greg White, Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 Independent

. . . . providesrovides improvements for customers and investors.

4

CMS ENERGY

Recent Cost Performance . . . .

2011 over 2006 Electric Non-fuel O&M Cost

Examples of Cost Reductions

Peer Average up 7%

0%

Three voluntary separation programs Pension prefunding Health care sharing Labor agreements SAP efficiencies Productivity up 41%

Source: SNL data service

. . . . bestest in class.

5

CMS ENERGY

Strong Customer Focus – O&M Cost Control . . . .

Average Annual Change

Examples of Cost Reductions

7%

Peers

Inflation 2%

-8%

-3%

Consumers Flat%

—2%

-1%

Reinvested

-6%

-6%

2006-2011 2012 2013E 2013-2017E Average

Amount

Past (annual average) (mils)

Western coal $250 Workforce restructuring 70 and benefit plans SAP 40 Productivity 50

Future (2013-2017E)

Small coal plants mothballed $60 Productivity 50 Benefit plans 40 Consumers Smart Energy 60

. . . . holds down rates and allows better system reliability.

6

CMS ENERGY

Strong Customer Focus – Declining Gas Customer Rates . . . .

Year-Over-Year Average Gas Customer Rates

(5)%

(7)%

(3)%

(2)%

2012 2013E 2014E 2013-2017E

. providerovide headroom for investment.

7

CMS ENERGY

CATALYST #2 – Rate Cases . . . .

Electric

Amount

(mils)

Self-implemented 3/19 (ROE @ 10.3%) $110 ROE @ 10.1% $(11) Investment (10) O&M (11) Misc. revenues (4) Staff filing $ 74

Proposal for Decision July 9 Final order by September 18

Gas

Amount (mils)

Request $49 Capital Investment (w/o working capital) 120% Memo: Customer gas prices down $(200) 2015 Capex Adjustment Mechanism (18 months) $70

Staff testimony July 2 Self-implementation filing July 12 Self-implementation date August 1 Proposal for decision November 18 Final order by January 31

. . . . focusedocused on capital investment.

8

CMS ENERGY

CATALYST #3 – Michigan Economy in 2011 . . . .

Gross Domestic Product Growth: 2011 vs 2010

6th

Best 2.3

WA 2.0

MT

0.0

ORID

4.7

0.6 WY

-1.2

NV UT

CO

1.2 2.0

1.9

CA2.0

NM AZ 02 0.2

1.5th

ND 6

7.6 MN Best

1.2

SD 2.3 ME WI -0.4 VT

0.8

1.1 NHMI 0.5 IA NY 1.5 NE 2.3 MA

1.9 1.1

0.1 2.2 IL PA

RI1.3 IN OH CT

12 . 0.8 KS MO 1.1 1.1 MD NJ 2.0 WV

0.5 0.0 -0.5 KY VA 0.9 DE

4.50.5 0.3 1.6 OK TN DC

NCAR 1.9 1.9

1.0 0.3 1.8 SC

MS 1.2 TX AL GA

LA -0.8 -0.8

3.3 1.7

0.5

FL0.5

U.S. Total = 0.9%

Highest quintile Fourth quintile Third quintile Second quintile Lowest quintile

Source: U.S. Department of Commerce

. . . . outperformed the Midwest and most of U.S.

CMS ENERGY

Michigan Economy in 2012 . . . .

Estimated Gross Domestic Product Growth: 2012 vs 2011

WA ND 6th 3.1 MT

1.9 6.8 MN Best 2.6

SD 3.3 ME OR WI 1.7 ID 2.3 VT

4.8 2.6 NH 2.2 WY 2.2 MI 2.8 1.2 IA NY

NE 3.0 3.3 MA 2.5 2.0 3.2 IL PA

RI 2.7 IN OH CT

NV UT 2.6 2.3 CO 3.1 KS MO 2.6 2.5 NJ

2.6 3.1 MD 3.0 WV

2.2 1.9 1.6 KY VA 2.4 DE

4.7 CA 2.2

2.0 2.8 3.1 OK TN DC

NC

AR 3.0 3.1 2.5 2.1 30 .

NM SC AZ 2.0 2.6 MS AL

2.8 TX 1.4 GA 3.9 LA 1.4 2.9 2.2

U.S. Total (est) = 2.4%

Source: U.S. Department of Commerce

Highest quintile Fourth quintile Third quintile Second quintile Lowest quintile

. . . . continued strong performance.

CMS ENERGY

CATALYST #4 – Capital Investment Plan . . . .

Major Projects

Capital Investment

700 MW Gas Plant

Ludington Pumped Storage upgrade Consumers Smart Energy Gas transmission and storage upgrades

Amount

(bils)

Capital Investment

Amount

(bils)

$7.0

$7.3

$8.0

New Gas Plant

$6.5

Base Rate Increases

2013-2017

2018-2022

<2%

<2%

. . . . drivesrives EPS and cash flow growth.

CMS ENERGY

Capital Investment – Propane to Gas Switching . . . .

Invest $160 million next five years 70,000 potential customers Saves customers ~$2,000 per year

Annual Customer Switching . . . . Pace Picking Up

1,345

3,000

5,000

2012

2013E

Future 2013E-2017E

. . . . a better etter energy value.

CMS ENERGY

Long-Term Capital Investment a . . . .

New Gas Plant and Gas Infrastructure

Amount (bils)

$1.6 1.4 1.2 1.0 0.8 0.6 0.4 0.2 0.0

$1.5

Peer Average

CMS

Amount

(bils)

First five years $ 7 Next five years 8 Ten years $15 Average ? $1.5

_2003             2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

a Source: 10K; actual amounts through 2012 smoothed for illustration a Source: 10K; actual amounts through 2012 smoothed for illustration

. . . . drives earnings and cash flow growth.

CATALYST #5 – Gas Plant CON

CON Process

PA286 specifies a process for construction of new electric generating investments exceeding $500 million Company must demonstrate need for power through an Integrated Resource Plan File CON with the MPSC in the Second Quarter 2013 Must be approved or denied within 270 days

CATALYST #6 – Credit Rating Upgrade . . . .

Scale

S&P / Fitch Moody’s S&P Moody’s Fitch

A A-BBB+ BBB BBB-BB+

BBB-BB+ BB BB-B+ B B-

A2 A3 Baa1 Baa2 Baa3 Ba1

Baa3 Ba1 Ba2 Ba3 B1 B2 B3

Consumers Secured

CMS Unsecured

Outlook

Stable

Stable

Present Prior 2002

. . . . Parent investment grade first time in history of the Company.

CATALYST #7 – EPS Growth . . . .

Net NOLs and Credits

$0.8

$0.7

$0.7

$0.4

$0.4

$0.2

$0.1

Gross NOLs (bils)

2011 2012 2013E 2014E 2015E 2016E 2017E $1.5 $1.2 $1.1 $0.3 $0.2 $0 $0

[Graphic Appears Here]

a Maintain existing DRIP and continuous equity program

. . . . selfelf-funded.

EPS a and Dividend Growth . . . .

EPS

Dividend in Place

7%

$1.55 5%

$1.45

$1.36

$1.26

$1.21 b

$1.08

$0.96

$0.90

$0.84

$0.81

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E Future

a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock

6% 1.02

14% 96¢

84¢

27%

32% 66¢

39% 50¢

80% 36¢

20¢

0

2006 2007 2008 2009 2010 2011 2012 2013

Payout 0% 25% 30% 40% 49% 58% 62% 62%

. . . . provides for strong TSR.

Five Key Takeaways . . .

EPS a Growth

$1.70

7%

+7% 5%

+7%

+8%

+12%

+4%

+12%

+7% Target 5%—7%

+11% Actual = 7%

Target 6%—8%

Actual = 8%

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Strong customer focus Visible, investment-driven EPS growth Constructive regulation 6th Best GDP growth in nation Consistent strong financial performance a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

. . . . distinguishistinguish CMS from our peers.

APPENDIX

CMS ENERGY

Capital Expenditures

2013-2017 Plan

2012 2013 2014 2015 2016 2017 Total

(mils) (mils) (mils) (mils) (mils) (mils) (mils)

Electric

Distribution $ 214 $ 198 $ 196 $ 195 $ 205 $ 181 $ 975

Generation 99 54 86 122 135 104 501

New Customers 36 36 55 46 48 45 230

Other 86 99 88 78 75 85 425

Base Capital $ 435 $ 387 $ 425 $ 441 $ 463 $ 415 $ 2,131

Gas

Distribution $ 129 $ 153 $ 143 $ 125 $ 122 $ 139 $ 682

New Customers 50 37 36 36 36 37 182

Other 60 58 56 38 41 44 237

Base Capital $ 239 $ 248 $ 235 $ 199 $ 199 $ 220 $ 1,101

Total base capital $ 674 $ 635 $ 660 $ 640 $ 662 $ 635 $ 3,232

Investment Choices

Environmental $ 170 $ 331 $ 314 $ 247 $ 154 $ 97 $ 1,143

Reliability 135 163 134 106 100 159 662

Gas Infrastructure 110 142 154 133 116 118 663

Thetford Gas Plant — 6 112 346 237 49 750

Renewables 183 31 77 153 5 1 267

Consumers Smart Energy 49 66 61 45 53 98 323

Total Choices $ 647 $ 739 $ 852 $ 1,030 $ 665 $ 522 $ 3,808

Total Utility $ 1,321 $ 1,374 $ 1,512 $ 1,670 $ 1,327 $ 1,157 $ 7,040

CMS ENERGY

Operating Cash Flow Growth

Amount

(bils)

$ 2.5

Gross operating cash flowa

up $0.1 billion per year $2.2

2.0

$1.8

$1.6 $1.7

1.5 Interest $1.4 $1.5 king capital

$1.3 taxes

1.0

Base Investment

0.5 Investment choices

0

Cash flow before dividend

(0.5)

2011 2012 2013E 2014E 2015E 2016E 2017E

NOLs & Credits $0.8 $0.7 $0.7 $0.4 $0.4 $0.2 $0.1

a Non-GAAP

CMS ENERGY

2013 Sensitivities . . . .

Annual Impact

Sensitivity EPS OCF

(mils)

Sales a

Electric (37,578 Gwh) + 1% + $0.05 + $20

Gas (287.9 Bcf) + 5 + 0.07 + 30

Gas prices (NYMEX) + $1.00 + – 0.01 + – 60

ROE (authorized)

Electric (10.3%) + 25 bps + 0.03 + 12

Gas (10.3%) + 25 + 0.01 + 5

. . . . on strong performance.

a Reflect 2013 sales forecast; weather adjusted

GAAP Reconciliation

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

	2003	2004	2005	2006	2007	2008		2009	2010	2011	2012
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20		$0.91	$1.28	$1.58	$1.42

After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05		0.33	0.03	0.00	0.17
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)		0.09	(0.03)	(0.11)	(0.01)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)		0.01	*	(0.01)	*
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(	*)	(0.08)	0.08	(0.01)	(0.03)
Asset impairment charges, net	—	—	1.82	0.76	0.60	—		—	—	—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—		—	—	—	—

Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21	(a)	$1.26	$1.36	$1.45	$1.55
Mark-to-market impacts		0.03	(0.43)	0.51

Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA		NA	NA	NA	NA

*	Less than $500 thousand or $0.01 per share.
(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

2003-12 EPS

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2011	2012	2013	2014	2015	2016	2017
Consumers Operating Income + Depreciation & Amortization	$1,527	$1,635	$1,735	$1,821	$1,948	$2,011	$2,113
Enterprises Project Cash Flows	24	17	20	29	37	44	56

Gross Operating Cash Flow	$1,551	$1,652	$1,755	$1,850	$1,985	$2,055	$2,169
Other operating activities including taxes, interest payments and working capital	(382)	(411)	(405)	(400)	(435)	(805)	(819)

Net cash provided by operating activities	$1,169	$1,241	$1,350	$1,450	$1,550	$1,250	$1,350

2011-17 OCF

CMS Energy

2012 Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2012
Consumers Operating Income + Depreciation & Amortization	$1,635	(a)
Enterprises Project Cash Flows	17

Gross Operating Cash Flow	$1,652
Other operating activities including taxes, interest payments and working capital	(411)

Net cash provided by operating activities	$1,241

(a)	Excludes impact of $59 million electric decoupling write off

2012 OCF